EXHIBIT 99.5

                                        December 14, 2000


Deutsche Bank AG, New York Branch
31 West 52nd Street
New York, New York  10019

Dear Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction (the "Trust Swap") entered into between Deutsche Bank AG, New York Branch (the "Counterparty") and Capital Auto Receivables Asset Trust 2000-2 (the "Trust") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Trust ISDA Agreement specified below.

1. The definitions and provisions contained in the 1991 ISDA Definitions as supplemented by the 1998 Supplement to the 1991 ISDA Definitions(the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. The parties agree that this transaction is a Transaction under the ISDA Master Agreement of the parties dated December 14, 2000. The agreement is comprised of the printed form of such agreement as published by ISDA, as supplemented and modified by a Schedule ("Trust ISDA Agreement").

     This Confirmation constitutes a binding agreement between you and us and will supplement, form a part of, and be subject to the Trust ISDA Agreement described above as amended and supplemented from time to time.

     The Counterparty and the Trust acknowledge that this Transaction relates to the Floating Rate Variable Pay Asset Backed Revolving Notes (the "Reference Notes") issued by the Trust for value pursuant to and subject to the Indenture.

     Capitalized terms used herein and not otherwise defined herein, in the Trust ISDA Agreement or in the Definitions shall have the meanings assigned to them in Exhibit A hereto.

     All references to "dollars" or to "$" shall be references to amounts in United States Dollars.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction: Interest Rate Swap Transaction

     Notional Amount: $557,000,000 with respect to the initial Calculation Period. The Notional Amount with respect to each Calculation Period thereafter shall be equal to the Reference Note Balance as of the close of business on the Distribution Date at the beginning of the relevant Calculation Period (as set forth in the Calculation Statement (defined below) delivered by the Trust to the Counterparty on or prior to the Determination Date relating to such Calculation Period pursuant to Section 3 below).

     Trade Date: November 29, 2000

     Effective Date: December 14, 2000

     Termination Date: The earlier of the close of business on (i) July 15, 2006, (ii) the Fixed Rate Payer Payment Date after December 15, 2002 on which the Notional Amount is reduced to zero and (iii) the date on which the

     Servicer  effects  its option to  repurchase  the  receivables  pursuant to
     Section 8.01 of the Trust Sale and Servicing Agreement.

     Fixed Amounts:

                  Fixed Rate Payer:  The Trust

                  Fixed Rate Payer Period End Dates: The 15th calendar day of each month, commencing January 15, 2001 to and including July 15, 2006 with, in each case, No Adjustment.

                  Fixed Rate Payer Payment Date: One Business Day prior to each Distribution Date

                  Fixed Rate: 6.5285%

                  Fixed Rate Day Count Fraction:     30/360

     Floating Amounts:

                  Floating Rate Payer:  The Counterparty

                  Floating Rate Payer Period End Dates: Each Fixed Rate Payer Period End Date.

                  Floating Rate Payer Payment Dates: One Business Day prior to each Distribution Date

                  Reset Dates:  Each Distribution Date

                  Floating Rate: LIBOR (as defined in Exhibit A)

                  Spread:  +9 Basis Points

                  Floating Rate Day Count Fraction:  Actual/360

                  Compounding:  Inapplicable

     Business Days for Payment: New York (New York), Detroit (Michigan) and Chicago (Illinois)

     Calculation Agent: The Trust, or General Motors Acceptance Corporation, as agent for and on behalf of the Trust.

     Default Rate: For any United States Dollar payments, the rate determined under the option entitled "USD Federal Funds - H.15" plus 1% using daily Reset Dates. The Default Rate will be applied on the basis of Compounding as if the overdue amount were a Notional Amount and using daily Compounding Dates, and interest will accrue and be payable before as well as after judgment.

3. Calculations and Notifications: On or before each Determination Date, the Calculation Agent shall determine the Fixed Amount due to the Counterparty on the next succeeding Fixed Rate Payer Payment Date and the Floating Amount due to the Trust on the next succeeding Floating Rate Payer Payment Date and the Calculation Agent shall notify the Counterparty in writing of both (i) the Floating Rate and (ii) the amount of such payment.

     In addition, on each Determination Date the Trust shall deliver to the Counterparty (by facsimile with hard copy to follow) a statement (the
     "Calculation Statement") setting forth with respect to the close of business on the immediately preceding Distribution Date the Reference Note Balance as of such Distribution Date.

     The Trust will give the Counterparty prompt written notice of any Default under the Indenture.

4. Credit Downgrade: In the event that the Joint Probability (as defined below) of the Counterparty and the Offsetting Counterparty (as defined below) is reduced below AA- by Standard & Poor's Ratings Services and its successors ("S&P") the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) of such event and (unless, within 30 days after such reduction, S&P has reconfirmed the rating of the Reference Notes or the Other Notes which was in effect immediately prior to such reduction) the Counterparty, shall within thirty
     (30) days of the date of the reduction of the Joint Probability, with the prior written confirmation of S&P that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Notes existing immediately prior to the reduction of the Joint Probability as a direct result of the reduction of the Joint Probability, either:

          (1) (x) obtain a substitute swap provider acceptable to the Trust (such acceptance not to be unreasonably withheld) and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld) provided such replacement would result in a Joint Probability of at least AA-, except that such substitute swap provider shall thenceforth be the "Counterparty" hereunder; or (y) replace, with the consent of the then current Offsetting Counterparty, the swap transaction with the then current Offsetting Counterparty with a swap transaction with a replacement Offsetting Counterparty on terms approved by S&P or enter into a swap transaction with another party such that such party shall be acting as an intermediary between the Counterparty and the then current Offsetting Counterparty; or

          (2) enter into an ISDA Credit Support Annex with the Trust mutually acceptable to the Trust and the Counterparty; or

          (3) enter  into  such  other  credit  support  arrangements  to assure
          performance  by  the  Counterparty  of  its  obligations   under  this
          Transaction.

     Notwithstanding the foregoing, in the event that the Joint Probability of the Counterparty and the Offsetting Counterparty is reduced below A-, then the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) of such event and (unless, within 30 days after such reduction, S&P has reconfirmed the rating of the Reference Notes or the Other Notes which was in effect immediately prior to such reduction) the Counterparty shall within thirty (30) days of the date of such reduction, with the prior written confirmation of S&P that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Notes existing immediately prior to the reduction of the Joint Probability as a direct result of the reduction of the Joint Probability, must obtain a substitute swap provider acceptable to the Trust (such acceptance not to be unreasonably withheld) and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld) provided such replacement would result in a Joint Probability of at least AA-, except that such substitute swap provider shall thenceforth be the "Counterparty" hereunder.

     Upon any replacement of the Transaction with a swap transaction with a substitute swap provider, this Transaction shall terminate without any payment by either party hereto and any and all collateral posted by the Counterparty shall be returned to it within three (3) Business Days and any other form of collateral arrangement

     (including letters of credit, surety bond or other guarantee) provided by or on behalf of the Counterparty shall terminate.

     "Offsetting Counterparty" means General Motors Acceptance Corporation ("GMAC") or any successor thereto under the swap transaction entered into between (x) the Counterparty and (y) GMAC or any successor thereto or any intermediary between the Counterparty and GMAC.

     "Joint Probability" means the joint probability determined by S&P of the long-term likelihood of payment under the interest rate swap determined by locating the intersection of the Counterparty's long term senior unsecured debt rating and the Offsetting Counterparty's long-term senior unsecured debt rating in the following table:




                            OFFSETTING COUNTERPARTY'S RATING VS. COUNTERPARTY'S RATING
O                AAA       AA+       AA        AA-        A+        A          A-         BBB+         BBB         BBB-
F
F
S
E
T
T
I
N
G

C
O
U
N
T
E
R
P
A
R
T
Y
      AAA        AAA       AAA       AAA       AAA        AAA       AAA        AAA        AAA          AAA         AAA
      AA+        AAA       AAA       AAA       AAA        AAA       AAA        AAA        AAA          AAA         AAA
      AA         AAA       AAA       AAA       AAA        AAA       AAA        AAA        AA+          AA+         AA+
      AA-        AAA       AAA       AAA       AA+        AA+       AA+        AA+        AA+          AA+         AA
      A+         AAA       AAA       AAA       AA+        AA+       AA+        AA+        AA           AA          AA-
      A          AAA       AAA       AAA       AA+        AA+       AA         AA         AA-          AA-         A+
      A-         AAA       AAA       AAA       AA+        AA+       AA         AA-        A+           A+          A
      BBB+       AAA       AAA       AA+       AA+        AA        AA-        A+         A            A           A-
      BBB        AAA       AAA       AA+       AA+        AA        AA-        A+         A            A-          BBB+
      BBB-       AAA       AAA       AA+       AA         AA-       A+         A          A-           BBB+        BBB


     Notwithstanding the foregoing, in the event that the long-term senior unsecured debt rating of either the Counterparty or the Offsetting Counterparty is rated below BBB- by S&P, then the Joint Probability shall be the higher of the then current long-term senior unsecured debt rating of the Counterparty and the Offsetting Counterparty.

     In the event that the Counterparty fails to satisfy its obligations set forth above in this Section 4, the Trust or any permitted assignee or transferee of the Trust shall have the option, exercisable in its discretion and with regard to the interests of the Noteholders, within ten
     (10) Business Days following the date of expiry of the thirty (30) day period after the date of the reduction, to designate (in writing) an Early Termination Date on the basis that such failure shall be treated as a Termination Event with the Counterparty as the Affected Party. For the avoidance of doubt, the Counterparty and the Trust acknowledge and agree that any such failure shall not constitute an Event of Default.

5.   Account Details:

                  Payments to Fixed Rate Payer:

                           Bank One, National Association
                           ABA No.: 071000013
                           A/C:  No.: 10-43256 further credit to
                           CARAT 2000-2 Collection Account No. 205055-000
                           Attn: K. Richardson

                  Payments to Floating Rate Payer:

                           Deutsche Bank AG, New York Branch
                           Account Name: DBNY
                           ABA No.: 026003780
                           Account No.: 100440170004

6. Limited Recourse: Notwithstanding anything to the contrary contained herein but without limiting the Counterparty's rights under Section 5(a)(i), all of the obligations of the Trust shall be payable by the Trust only at the times and to the extent of funds available therefor under the Trust Sale and Servicing Agreement and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as, and then to the extent that, the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement but in all cases shall expire one year and one day after the final payment with respect to all notes and certificates issued by the Trust.

7. Limitation of Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Owner Trustee of Capital Auto Receivables Asset Trust 2000-2 in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

8. To the extent that a capitalized term in this Transaction is defined by reference to a related definition contained in any Trust Document, for purposes of this Transaction only, such capitalized term shall be deemed to be amended only if the amendment of the term in a Trust Document relating to such capitalized term occurs with the prior written consent of the Counterparty.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                         CAPITAL AUTO RECEIVABLES ASSET
                                         TRUST 2000-2

                                         By:   BANKERS TRUST (DELAWARE),
                                               not in its individual capacity
                                               but solely as Owner Trustee



                                         By:      CHARLES C. GREITER
                                        _________________________________
                                         Name:    Charles C. Greiter
                                         Title:   Attorney-in-Fact


Accepted and confirmed as
of the date first above written:

Deutsche Bank AG, New York Branch


By:__________________________
Name:________________________
Title:_________________________

Accepted and confirmed as
of the date first above written:

Deutsche Bank AG, New York Branch


By:__________________________
Name:________________________
Title:_________________________

Acknowledged and agreed as
of the date first above written:

General Motors Acceptance Corporation, solely as Calculation Agent


By:__________________________
Name:
Title:

                                    EXHIBIT A


The following terms shall have the following meanings in this Confirmation:

     "Determination Date": the tenth (10th) day of each calendar month, or if such tenth (10th) day is not a Business Day, the next succeeding Business Day.

     "Distribution Date": the fifteenth (15th) day of each succeeding calendar month following the Effective Date or, if such fifteenth (15th) day is not a Business Day, the next such succeeding Business Day, commencing January 16, 2001.

     "Indenture": the Indenture, dated as of December 14, 2000 between the Trust and the Indenture Trustee, as amended and supplemented from time to time in accordance with its terms.

     "Indenture Trustee": Bank One, National Association, a national banking association not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.

     "LIBOR": with respect to each Floating Rate Payer Payment Date other than the initial Floating Rate Payer Payment Date, the rate for deposits in U.S. Dollars for a period of one month which appears on the Telerate Service Page 3750 as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the Distribution Date preceding such Floating Rate Payer Payment Date. If the rate does not appear on that date on the Telerate Service Page 3750 (or any other page as may replace that page on that service, or if that service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Seller), then LIBOR will be the Reference Bank Rate. For the initial Floating Rate Payer Payment Date, LIBOR shall be 6.82125%.

     "LIBOR Business Day": any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

     "Other Notes": The Class A Asset-Backed Notes issued by the Trust.

     "Reference Bank Rate": for any Floating Rate Payer Payment Date, the per annum rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which will be four major banks that are engaged in transactions in the London interbank market, selected by the Indenture Trustee after consultation with the Seller) as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the Distribution Date preceding such Floating Rate Payer Payment Date to prime banks in the London interbank market for a period of one month, in amounts approximately equal to the principal amount of the Reference Notes then outstanding. The Indenture Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one-sixteenth of one percent. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one-sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Seller, as of 11:00 a.m., New York City time, on that date to leading European banks for United States dollar deposits for a period of one month in amounts approximately equal to the principal amount of any and all classes of Reference Notes then outstanding. If no quotation can be obtained, then LIBOR will be the rate for the prior Floating Rate Payer Payment Date.

     "Reference Note Balance": as of the Effective Date, $557,000,000 and, with respect to each Distribution Date thereafter, the aggregate principal balance of any and all outstanding Reference Notes.

     "Seller": Capital Auto Receivables, Inc., which has executed the Trust Sale and Servicing Agreement as the Seller, or its successor in interest pursuant to
Section 3.03 of the Trust Sale and Servicing Agreement.

     "Trust Sale and Servicing Agreement": the Trust Sale and Servicing Agreement, dated as of December 14, 2000 between the Seller, General Motors Acceptance Corporation (as Servicer) and the Trust, as amended, modified and supplemented from time to time in accordance with its terms.